UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2022

ARYA SCIENCES ACQUISITION CORP IV
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40122	98-1574672
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 Astor Place, 10th Floor New York, New York (Address of principal executive offices)	10003 (Zip Code)

(Registrant’s telephone number, including area code): (212) 284-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	ARYD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 1.02 below is hereby incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed, on September 29, 2021, ARYA Sciences Acquisition Corp IV (the “Company”) entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among the Company, Amicus Therapeutics, Inc., a Delaware corporation (“Amicus”), Amicus GT Holdings, LLC, a Delaware limited liability company and wholly-owned subsidiary of Amicus (“Amicus GT”) and Caritas Therapeutics, LLC, a Delaware limited liability company and wholly-owned subsidiary of Amicus GT (“Caritas”).

Termination of the Business Combination Agreement

On February 23, 2022, [the Company and Amicus] entered into a Termination Agreement (the “Termination Agreement”), pursuant to which the parties agreed to mutually terminate the Business Combination Agreement. The termination of the Business Combination Agreement is effective as of February 23, 2022 (the “Termination”).

As a result of the Termination, the Business Combination Agreement will be of no further force and effect, and certain transaction agreements entered into in connection with the Business Combination Agreement, including, but not limited to, (i) the Investor Rights Agreement, dated as of September 29, 2021, by and among the Company, Caritas, Perceptive Life Sciences Master Fund, Ltd. (the “Perceptive PIPE Investor”), ARYA Sciences Holdings IV (the “ARYA Sponsor”), certain other holders of Class B ordinary shares of the Company (the “Other Class B Shareholders” and together with the ARYA Sponsor, the “Class B Shareholders”) and Amicus GT, (ii) the Sponsor Letter Agreement, dated as of September 29, 2021, by and among the Company, the ARYA Sponsor, the Other Class B Shareholders, Joseph Edelman, Adam Stone, Michael Altman, Konstantin Poukalov and Amicus GT, and (iii) the Subscription Agreements, each dated September 29, 2021, between the Company and certain investors, including the Perceptive PIPE Investor, will automatically either be terminated in accordance with their terms or be of no further force and effect.

The foregoing descriptions of the Business Combination Agreement and the Termination Agreement do not purport to be complete and are qualified in their entirety by (i) the terms and conditions of the full text of the Business Combination Agreement, which was previously filed by the Company as Exhibit 2.1 to the Current Report on Form 8-K/A with the U.S. Securities and Exchange Commission (the “SEC”) on September 29, 2021, and (ii) the full text of the Termination Agreement, which is attached hereto as Exhibit 10.1, each of which are incorporated by reference herein.

Item 8.01	Other Events.

On February 24, 2022, the Company issued a press release announcing the termination of the Business Combination Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. As a result of the Termination, the extraordinary general meeting of the Company’s shareholders, which was to be held for the purpose of voting on the Business Combination Agreement and proposed transactions related thereto, will not take place and the Company intends to withdraw its Registration Statement on Form S-4, initially filed with the SEC on November 1, 2021.

Forward Looking Statements

Certain statements made herein contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 that are based on beliefs and assumptions and on information currently available to the Company. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. The Company cannot assure you that these forward-looking statements will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including those included under the heading “Risk Factors” in the final prospectus filed by the Company on March 1, 2021 relating to the Company’s initial public offering and in its subsequent periodic reports and other quarterly filings with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by the Company that it will achieve its objectives and plans in any specified time frame, or at all. These forward-looking statements represent the views of the Company as of the date hereof. Subsequent events and developments may cause that view to change. However, while the Company may elect to update these forward-looking statements at some point in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of the Company as of any date subsequent to the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Termination Agreement, dated as of February 24, 2022, by and between the Company and Amicus.
99.1	Press Release, dated February 24, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARYA Sciences Acquisition Corp IV

Date: February 24, 2022	By:	/s/ Adam Stone
Name:	Adam Stone
Title:	Chief Executive Officer